                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
 [ ]   Preliminary proxy statement.                       [ ]   Confidential, for use of the Commissioner
 [ ]   Definitive proxy statement.                              only (as permitted by Rule 14a-6(e)(2).
 [X]   Definitive additional materials.
 [ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                     Salomon Brothers Variable Series Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

       [X]   No fee required.

       [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
                (1) Title of each class of securities to which transaction applies:  N/A
                (2) Aggregate number of securities to which transaction applies:  N/A
                (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11
                    (Set forth the amount on which the filing fee is calculated and state how it was determined):  N/A
                (4) Proposed maximum aggregate value of transaction:  N/A
                (5) Total fee paid:  $0

       [ ]   Fee paid previously with preliminary materials.

       [ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1) Amount Previously Paid:  N/A
                (2) Form, Schedule or Registration Statement No.:  N/A
                (3) Filing Party:  N/A
                (4) Date Filed:  N/A

                             YOUR VOTE IS IMPORTANT!

Dear Shareholder:

To facilitate receiving your voted proxy as quickly as possible, we have instructed our independent proxy tabulator to forward the enclosed proxy material to you either by priority mail or overnight delivery.

The attached Federal Express envelope has been provided to speed the return of your signed proxy. To use this return envelope, simply call Federal Express at 1-800-238-5355. Federal will pick up the envelope at your location. There is no charge for either the phone call or the pick-up.